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                                                                     Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-33834, No. 333-90859, No. 333-90861, No.
333-38934 and No. 333-67224) of Be Free, Inc. and subsidiaries of our report dated March 21, 2002, relating to the financial statements, which appears in this Form 10-K.

/s/  PricewaterhouseCoopers LLP

Boston, Massachusetts
March 21, 2002